Scudder
Limited Term Tax
Free Fund

Annual Report
May 31, 1999

No-Load Funds

A fund seeking to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                       Scudder Limited Term Tax Free Fund
--------------------------------------------------------------------------------
Date of Inception:  2/15/94  Total Net Assets as of      Ticker Symbol:  SCLTX
                              5/31/99: $107 million
--------------------------------------------------------------------------------

o Scudder Limited Term Tax Free Fund's fiscal year end has changed from October 31 to May 31. For its abbreviated fiscal year beginning November 1, 1998, through May 31, 1999, Scudder Limited Term Tax Free Fund posted a total return of 1.05%. Over the 12 months ended May 31, the Fund's 3.79% return outpaced the 3.68% average performance of the Fund's peers, according to Lipper.

o As of May 31, 1999, Scudder Limited Term Tax Free Fund's 30-day net annualized SEC yield was 3.38%, equivalent to a 5.60% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

o Scudder Limited Term Tax Free Fund received an overall Morningstar Rating(TM) of four stars out of 1,586 tax free funds as of May 31, 1999.*

                                Table of Contents


  3 Letter from the Fund's President     18 Notes to Financial Statements

  4 Performance Update                   20 Report of Independent Accountants

  5 Portfolio Summary                    21 Tax Information

  6 Portfolio Management Discussion      22 Shareholder Meeting Results

  9 Glossary of Investment Terms         24 Officers and Trustees

 10 Investment Portfolio                 25 Investment Products and Services

 14 Financial Statements                 26 Scudder Solutions

 17 Financial Highlights



* Morningstar proprietary rankings reflect historical risk-adjusted performance as of May 31, 1999. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the Fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received a 4-star rating for the three- and five-year periods, respectively. The top 10% of funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The Fund was rated among 1,586 and 1,184 funds in its broad asset class for the three- and five-year periods, respectively.



                     2 - Scudder Limited Term Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

   We are pleased to report to you on Scudder Limited Term Tax Free Fund's abbreviated fiscal year ended May 31, 1999. We have changed the Fund's fiscal year from October 31 to May 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the Fund's annual and semiannual periods ending in May and November. The Fund posted a 1.05% total return for its abbreviated fiscal year ended May
31. In addition, the Fund's 3.79% one-year return outpaced the 3.68% return of similar funds over the same period as compiled by Lipper.

   Investors concerned about the increased volatility of the financial markets during the past 12 months should find the chart on page 6 of interest. The chart shows that over the 12 months ended May 31, 5-year municipal bonds displayed measurably less price volatility than comparable Treasury securities. For more information concerning Scudder Limited Term Tax Free Fund's market performance, strategy, and outlook, please see the Portfolio Management Discussion that begins on page 6.

   For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

   Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 27 provides more information on how to contact Scudder. Thank you for choosing Scudder Limited Term Tax Free Fund to help meet your investment needs.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder Limited Term Tax Free Fund


                     3 - Scudder Limited Term Tax Free Fund

                      Performance Update as of May 31, 1999

---------------------------------------------------
   Fund Index Comparisons
---------------------------------------------------
                       Total Return
---------------------------------------------------
Period Ended     Growth of                Average
5/31/1999         $10,000     Cumulative  Annual
---------------------------------------------------
Scudder Limited Term Tax Free Fund
---------------------------------------------------
1 Year            $ 10,379       3.79%     3.79%
5 Year            $ 12,784      27.84%     5.04%
Life of Fund*     $ 12,754      27.54%     4.71%
---------------------------------------------------
Lehman Brothers Municipal Bond Index (3 Year)
---------------------------------------------------
1 Year            $ 10,463       4.63%     4.63%
5 Year            $ 12,907      29.07%     5.23%
Life of Fund*     $ 12,887      28.87%     4.95%
---------------------------------------------------

*  The Fund commenced operations on February 15, 1994.
   Index comparisons begin February 28, 1994.

---------------------------------------------------
Growth of a $10,000 Investment
---------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


-------------------------------------------
                 Lehman
                 Brothers
                 Municipal      Scudder
                 Bond Index   Limited Term
                  (3 year)    Tax Free Fund
-------------------------------------------
        2/94*      10000           10000
-------------------------------------------
        '94         9985           10030
-------------------------------------------
        '95        10560           10613
-------------------------------------------
        '96        11061           11076
-------------------------------------------
        '97        11656           11653
------------------------------------------
        '98        12317           12354
-------------------------------------------
        '99        12887           12823
-------------------------------------------

Yearly periods ended May 31


The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

-------------------------------------------
Returns and Per Share Information
-------------------------------------------

Yearly periods ended May 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                  1994*     1995    1996     1997     1998   1999(a)
-------------------------------------------------------------------------------------
Net Asset Value                  $ 11.83  $ 11.92 $ 11.88  $ 11.95  $ 12.14  $ 12.10
-------------------------------------------------------------------------------------
Income Dividends                 $  .14   $  .58  $  .55   $  .52   $  .55   $  .50
-------------------------------------------------------------------------------------
Capital Gains Distributions      $   --   $   --  $  .01   $  .02   $   --   $   --
-------------------------------------------------------------------------------------
Fund Total Return (%)              -.24     5.81    4.36     5.21     6.02     3.79
-------------------------------------------------------------------------------------
Index Total Return (%)             -.15     5.76    4.74     5.38     5.67     4.63
-------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the Fund would have been lower.

(a) On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from October 31 to May 31.

                     4 - Scudder Limited Term Tax Free Fund

                      Portfolio Summary as of May 31, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Core Cities/Lease              22%
      State General Obligation       14%
      Hospital/Health Revenue        12%
      School District/Lease          11%
      Electric Utility Revenue       11%
      Sales/Special Tax               8%
      Port/Airport Revenue            4%
      Industrial Development Revenue  3%
      Water/Sewer Revenue             3%
      Miscellaneous Municipal        12%
   --------------------------------------
                                    100%
   --------------------------------------

The Fund is broadly diversified, with holdings in several categories of general obligation and revenue bonds.

--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      AAA                            52%
      AA                             13%
      A                              20%
      BBB                             7%
      Not Rated                       8%
   --------------------------------------
                                    100%

   --------------------------------------
   Weighted average quality: AA

Overall portfolio quality remains high, with 65% of the Fund's holdings rated AAA or AA.

--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Less 1 year                     5%
      1 - 5 years                    72%
      5 - 8 years                    17%
      8 - 10                          6%
   --------------------------------------
                                    100%

   --------------------------------------

Weighted average effective maturity: 3.68 years

Over the Fund's abbreviated fiscal year, we emphasized tax-exempt bonds with maturities of two to five years to take advantage of attractive yields and what we felt were the most promising capital appreciation opportunities within the Fund's range of acceptable maturities.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                     5 - Scudder Limited Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

Following a series of overseas and domestic financial crises that prompted uncertainty, volatility, and a "flight to quality," bond yields plummeted, then returned to July 1998 levels by the close of Scudder Limited Term Tax Free Fund's most recent fiscal year. During its abbreviated fiscal year beginning November 1, 1998, through May 31, 1999, the Fund returned 1.05%. The Fund's 12-month total return of 3.79% was higher than the 3.68% average return of similar funds as tracked by Lipper Analytical Services, Inc., an independent analyst of investment performance. As of May 31, 1999, Scudder Limited Term Tax Free Fund's 30-day net annualized SEC yield was 3.38%, equivalent to a 5.60% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

                             A Market Roller Coaster

Market turmoil hit a peak in the wake of the Russian currency devaluation late last summer, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds led to substantially lower yields. Though presidential impeachment proceedings distracted the financial markets, the Federal Reserve's three interest rate cuts during the third and fourth quarters of 1998 helped to gradually restore market stability. During this period, the U.S. economy continued to grow beyond all expectations, recording a dramatic 6% annualized increase in GDP for the fourth quarter. This show of strength, in turn, worried bond investors, who responded by sending 30-year Treasury bond yields back up to July 1998 levels.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

--------------------------------------------------------------------------------
LINE CHART TITLE:

Municipals Provided Greater Stability
Monthly prices of 5-year AAA-rated municipal bonds compared with prices of 5-year U.S. Treasury Bonds, 5/31/98-5/31/99


LINE CHART DATA:

                      -----------------------------------
                                  5-year      5-year
                                  U.S.        AAA-rated
                                  Treasury    municipal
                                  Bonds       bonds
                      -----------------------------------
                       5/98       99.87       100
                       6/98       100.56      100
                       7/98       100.13      100
                       8/98       102.59      101.13
                       9/98       106.49      102.04
                       10/98      106.36      101.81
                       11/98      104.02      101.58
                       12/98      104.43      101.58
                       1/99       104.34      102.04
                       2/99       101.35      101.58
                       3/99       101.74      100.99
                       4/99       102.184     101.35
                       5/99       99.956      100.45
                      -----------------------------------

Past performance is not indicative of futures results.

Source:  Scudder Kemper Investments, Inc.

--------------------------------------------------------------------------------
Over the twelve months ended May 31, yields of five-year Treasury bonds ended slightly higher, beginning at 5.41% and ending at 5.58%. Over the same time frame, yields of five-year AAA insured municipal bonds declined from 4.10% to 4.00%.

In addition to high tax-free yields, municipal bonds have historically offered greater price stability over time than Treasury bonds of comparable maturity. The chart above demonstrates the record over the past 12 months, when most financial markets were at a peak of volatility.

                     6 - Scudder Limited Term Tax Free Fund

                     Tax-Free Income and Below-Average Risk

Scudder Limited Term Tax Free Fund is designed to deliver tax-free income with below-average price risk through investments primarily in municipal bonds with effective maturities between one and ten years. The Fund seeks higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax-free bonds. The Fund's professional management, economies of scale, liquidity, and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds.

Over the Fund's most recent fiscal year the Fund emphasized tax-exempt bonds with maturities of two to five years. We did this to take advantage of attractive yields and what we felt were the most promising opportunities for capital appreciation within the Fund's range of acceptable maturities. We also emphasized high quality bonds when making new purchases: High quality bonds generally represented attractive value, while we believe yields on bonds of lower quality are not high enough at this time to make it worthwhile to incur additional credit risk. The Fund's overall credit quality remains high, with 65% of the bonds in the Fund's portfolio rated AAA or AA. Lastly, we continued to emphasize premium bonds (91% of the Fund's portfolio as of May 31), which generally exhibit less interest rate sensitivity than bonds priced at par.


                     7 - Scudder Limited Term Tax Free Fund

                                     Outlook

Because the powerful market forces that have brought the United States close to price stability -- including technology, deregulation, globalization, and vigilant central banks -- are still in full effect, we believe that inflation will remain restrained over the next several years. At the same time, we believe that higher oil prices could prompt a "gentle slowdown" in U.S. economic activity. This would relieve some of the financial imbalances (vigorous individual and corporate spending contrasting with shrinking savings and profit levels, for example) that we are currently observing in the economy.


Low inflation, and any slowing of the economy, in turn, would benefit municipal bonds, which continue to be attractively priced versus Treasuries and could benefit from a projected shrinkage in supply. At the same time, we are mindful that the U.S. economy is nearing "full employment," and that an economic rebound in Asia could cause the U.S. economy to overheat. While we plan to extend maturity slightly to take advantage of higher yields, we will also pursue a conservative investment strategy by keeping the Fund's credit quality at a high level, holding premium bonds, and diversifying broadly. Over the coming months, we will pursue attractive value by weighing the maturity characteristics, credit quality, and income potential of each bond we consider adding to the Fund's portfolio. Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/Ashton P. Goodfield  /s/Philip G. Condon

Ashton P. Goodfield     Philip G. Condon


                              Scudder Limited Term
                                 Tax Free Fund:
                          A Team Approach to Investing

 Scudder Limited Term Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Ashton P. Goodfield, who joined the Adviser in 1986, assumed responsibility for the Fund's day-to-day management and overall investment strategies in 1994. Ms. Goodfield has been a Portfolio Manager for the Adviser since 1990.

Portfolio Manager Philip G. Condon joined the team in 1999 and joined the Adviser in 1983. Mr. Condon has 17 years of experience in municipal investing and portfolio management.



                     8 - Scudder Limited Term Tax Free Fund

                          Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full  faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based
                           on the sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                     9 - Scudder Limited Term Tax Free Fund

                    Investment Portfolio as of May 31, 1999

                                                                                                            Principal     Market
                                                                                                           Amount ($)    Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.9%
----------------------------------------------------------------------------------------------------------------------------------

New York
                                                                                                                       -----------
Long Island, NY, Power Authority, Series 1998-6, 3.2%, 5/1/2033* (Cost $2,000,000) ......................   2,000,000   2,000,000
                                                                                                                       -----------
Intermediate-Term Municipal Investments 98.1%
----------------------------------------------------------------------------------------------------------------------------------

Arizona
Central Arizona Water Conservation District:
  Series 1990, Prerefunded 11/1/2000, 7.5%, 11/1/2005*** ................................................   1,000,000   1,074,460
  Series 1991 B, Prerefunded 5/1/2001, 6.5%, 11/1/2011*** ...............................................   1,195,000   1,277,993

Arkansas
Rogers, AR, Sales and Use Tax Revenue, Series 1996, 5%, 11/1/2015 .......................................     745,000     750,759

California
Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior Lien,
  Series 1995, Zero Coupon, 1/1/2005 ....................................................................   1,000,000     784,410
Sacramento, CA, Cogeneration Project Revenue, Proctor & Gamble Project,
  Series 1995, 7%, 7/1/2004 .............................................................................   1,000,000   1,114,500

Colorado
Boulder County, CO, Industrial Development Revenue, May Department Stores, Series 1997,
  6.25%, 9/1/2007 .......................................................................................   1,250,000   1,321,525

Delaware
Delaware State Health Facilities Authorities Revenue, Medical Center of Delaware,
  Series 1989, 7%, 10/1/2003 (b) ........................................................................   1,500,000   1,547,520

District of Columbia
District of Columbia, General Obligation:
  Series 1993 A, ETM, 5.625%, 6/1/2002 (b)** ............................................................     110,000     115,305
  Series 1993 A, 5.625%, 6/1/2002 (b) ...................................................................   1,390,000   1,449,812
  Series 1993 D, ETM, 5.25%, 12/1/2003 (b)** ............................................................      40,000      41,993
  Series 1993 D, 5.25%, 12/1/2003 (b) ...................................................................     960,000   1,001,808

Florida
Dade County, FL, Port Authority Revenue, Series 1968 C, 5.5%, Prerefunded 4/1/2007,
  10/1/2007*** ..........................................................................................   4,490,000   4,676,694

Georgia
Georgia Municipal Electric Authority, Power Revenue, ETM, Series 1991 U, 6.6%,
  1/1/2001 (b)** ........................................................................................   1,000,000   1,043,280
Henry County, Georgia, School District Revenue, General Obligation, Series 1997,
  5%, 9/1/2001 (b) ......................................................................................   3,670,000   3,769,861

    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder Limited Term Tax Free Fund


                                                                                                            Principal     Market
                                                                                                            Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Illinois
Chicago, IL, General Obligation, Series 1995 C, 6.25%, 10/31/2002 (b) ...................................   3,450,000   3,692,432
Cook County, IL, Community High School District #219, General Obligation, Series 1998,
  Zero Coupon, 12/1/2006 (b) ............................................................................   2,360,000   1,679,777
Edgewater Medical Center, Series 1998 A, 4.7%, 7/1/2031* ................................................   2,275,000   2,296,431
Illinois Health Facilities Authority:
  Methodist Medical Center, Series 1998, 5.5%, 11/15/2004 (b) ...........................................   1,245,000   1,315,803
  Sherman Hospital Project, ETM, Series 1991, 6.5%, 8/1/2001 (b)** ......................................   1,025,000   1,084,378
Springfield, IL, Electric Revenue, Series 1995, 6%, 3/1/2004 (b) ........................................   1,500,000   1,613,235

Indiana
Indiana Health Facilities Finance Authority, Ancilla Systems Inc., Series 1992 A,
  5.875%, 7/1/2002 (b) ..................................................................................   1,000,000   1,051,900
Indiana State Housing Finance Authority, Single Family Mortgage Revenue, Series 1995 C-1,
  5.25%, 7/1/2012 (b) ...................................................................................   1,070,000   1,078,560

Iowa
Cedar Rapids, IA, Hospital Facilities Revenue, St. Luke's Hospital:
  Series 1993, ETM 5.65%, 8/15/2002 (b)** ...............................................................     490,000     516,240
  Series 1993, 5.65%, 8/15/2002 (b) .....................................................................     760,000     795,781
Des Moines, IA, Hospital Revenue, Des Moines General Hospital Project, Series 1996A,
  6%, 11/15/2002 ........................................................................................   1,750,000   1,851,115

Louisiana
Jefferson Parish, LA, School Board Sales & Use Tax Revenue, ETM, Series 1986 A, 7.25%,
  2/1/2001** ............................................................................................   6,135,000   6,470,462
Louisiana State, General Obligation, Series 1996 A, 6%, 8/1/2002 (b) ....................................   1,000,000   1,060,850

Massachusetts
New England Education Loan Marketing Corporation, Massachusetts Student Loan
  Revenue, Series 1992 D, 6.2%, 9/1/2000 (b) ............................................................   2,000,000   2,062,880

Nevada
Nevada State, Colorado River Commission, Series 1994, 6.5%, Prerefunded 7/1/2004,
  7/1/2019*** ...........................................................................................   1,000,000   1,116,880

New Jersey
New Jersey State Turnpike Authority, ETM, Series 1968 C, 5.2%, 1/1/2008** ...............................   1,220,000   1,260,150

New York
New York City, NY, General Obligation:
  Series 1991 A, 3%, 8/15/2002 (b) ......................................................................   1,000,000     973,910
  Series 1995 B, 6.75%, 8/15/2003 .......................................................................   6,000,000   6,582,360
  Series 1995 D, 6.5%, 2/15/2005 ........................................................................   1,315,000   1,450,971
  Series 1996 A, 6.75%, 8/1/2004 ........................................................................   1,500,000   1,667,295

    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder Limited Term Tax Free Fund

                                                                                              Principal     Market
                                                                                              Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

  Series 1996 I, 6.5%, 3/15/2005 ..........................................................   1,575,000   1,739,950
  Series 1997 I, 6.25%, 4/15/2006 .........................................................   1,000,000   1,100,030
New York State Dormitory Authority, State University Educational Facility,
  Series 1995 A, 6.5%, 5/15/2004 ..........................................................   1,000,000   1,096,440
New York State Medical Care Facilities, Finance Agency Revenue, Series 1992 C, 5.95%,
  8/15/2009 (b) ...........................................................................     800,000     839,080
New York State Urban Development, Corporation Revenue, Onondaga County
  Convention Center:
   Series 1995, 6%, 1/1/2004 ..............................................................   1,445,000   1,542,581
   Series 1995, 6%, 1/1/2005 ..............................................................   1,535,000   1,649,204
Syracuse, NY, Industrial Development Agency, Pilot Revenue, Series 1995, 5.125%, 10/15/2002   1,500,000   1,538,475

North Carolina
Charlotte, NC, Water & Sewer Revenue, General Obligation, Series 1998, 4.75%, 2/1/2001 ....   3,310,000   3,371,566
North Carolina Municipal Power Agency #1, Catawaba Electric Revenue, Series 1992,
  5.75%, 1/1/2002 (b) .....................................................................   1,150,000   1,199,324

Tennessee
Metropolitan Government Nashville & Davidson County, TN, General Obligation,
  Prerefunded 5/15/2002, 6.125%, 5/15/2019*** .............................................   1,000,000   1,079,820

Texas
Austin, TX, Independent School District, General Obligation, ETM, Series 1991,
  8.125%, 8/1/2001 (b)** ..................................................................   1,000,000   1,090,900
Austin, TX, Utility System Revenue:
  Series 1991 A, ETM, 6.3%, 11/15/2001 (b)** ..............................................     365,000     387,142
  Series 1991 A, 6.3%, 11/15/2001 (b) .....................................................     635,000     671,811
Ector County, TX, Hospital District Revenue, Series 1997, 5.5%, 4/15/2003 (b) .............   1,000,000   1,045,690
Plano, TX, Independent School District, General Obligation, Series 1998, 6%, 2/15/2004 ....   4,790,000   5,163,381
Richardson, TX, Hospital Authority, Richardson Medical Center:
  Prerefunded 12/01/2003, Series 1993, 6.5%, 12/1/2012*** .................................     340,000     377,750
  Series 1993, 6.5%, 12/1/2012 ............................................................     535,000     576,270
Texas Department of Housing & Community Affairs, Single-Family Mortgage Revenue,
  Series 1996 B, 5.5%, 3/1/2011 (b) .......................................................   1,125,000   1,149,210
Texas State Public Finance Authority, General Obligation, Series 1996 C, 6%, 10/1/2008 ....   2,400,000   2,668,056

Utah
Utah State, General Obligation, Series 1997, 5.5%, 7/1/2007 ...............................   2,000,000   2,155,380

Virgin Islands
Virgin Islands, Public Finance Authority Revenue, Series 1998 C, 5.5%, 10/1/2005 ..........   1,000,000   1,045,040

    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder Limited Term Tax Free Fund

                                                                                                  Principal       Market
                                                                                                  Amount ($)      Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Virginia
Virginia State Public School Authority, General Obligation, Series 1994 B, Prerefunded
  8/1/2004, 6.5%, 8/1/2015*** ................................................................     3,000,000     3,382,590

Washington
Lewis County, WA, Public Utility District 1, Cowlitz Falls Hydroelectric Project, Series 1991,
  Prerefunded 10/1/2001, 7%, 10/1/2022*** ....................................................     1,430,000     1,561,074
Washington Public Power Supply System, Nuclear Project #2:
  Series 1990 C, 7.3%, 7/1/2000 ..............................................................     1,300,000     1,351,935
  Series 1991 A, 6.3%, 7/1/2001 ..............................................................     1,000,000     1,047,880
  Series 1992 A, 5.7%, 7/1/2002 ..............................................................     1,550,000     1,623,563

West Virginia
Wayne County, WV, Atlantic Richfield Company Project, ETM, Series 1981, 11.75%,
  12/1/2001** ................................................................................       495,000       587,060

Wisconsin
Milwaukee, WI, Metropolitan Sewer District, ETM, Series 1990 A, 6.7%, 10/1/2001** ............     1,000,000     1,065,710
Wisconsin Health and Education Facilities Authority Revenue, St. Luke's Medical Center,
  ETM, Series 1991, 6.6%, 8/15/2001 (b)** ....................................................     1,745,000     1,851,497
----------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal Investments (Cost $100,495,800)                                              103,549,739
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $102,495,800) (a)                                                        105,549,739
----------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $102,495,800. At May 31, 1999, net unrealized appreciation for all securities based on tax cost was $3,053,939. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,130,103 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $76,164.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA/BIG.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Limited Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                               as of May 31, 1999


Assets
---------------------------------------------------------------------------------------
                  Investments, at market (identified cost $102,495,800)   $105,549,739
                  Cash ................................................        392,638
                  Receivable for investments sold .....................         45,619
                  Interest receivable .................................      1,608,673
                  Receivable for Fund shares sold .....................        289,069
                  Other assets ........................................          1,264
                                                                          ------------
                  Total assets ........................................    107,887,002

Liabilities
---------------------------------------------------------------------------------------
                  Dividends payable ...................................        206,569
                  Payable for Fund shares redeemed ....................        260,968
                  Accrued management fee ..............................         46,406
                  Other payables and accrued expenses .................         69,337
                                                                          ------------
                  Total liabilities ...................................        583,280
                  ---------------------------------------------------------------------
                  Net assets, at market value .........................   $107,303,722
                  ---------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------
                  Net assets consist of:
                  Unrealized appreciation (depreciation) on investments      3,053,939
                  Accumulated net realized gain (loss) ................        439,289
                  Paid-in capital .....................................    103,810,494
                  ---------------------------------------------------------------------
                  Net assets, at market value .........................   $107,303,722
                  ---------------------------------------------------------------------
Net Asset Value
---------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per
                  share ($107,303,722 /  8,870,916 shares outstanding
                  of beneficial interest, $.01 par value, unlimited
                  number of shares authorized)..........................        $12.10

    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder Limited Term Tax Free Fund

                             Statement of Operations


                                                                       Seven Months       Year Ended
                                                                       Ended May 31,      October 31,
Investment Income                                                     1999 (Note E)         1998
-------------------------------------------------------------------------------------------------------
                  Interest ...........................................   $ 3,400,261    $ 6,452,037
                                                                         -----------    -----------
                  Expenses:
                  Management fee .....................................       424,563        794,767
                  Custodian and accounting fees ......................        32,505         65,451
                  Services to shareholders ...........................        24,508         76,305
                  Trustees' fees and expenses ........................        20,187         43,170
                  Registration fees ..................................        17,001         26,770
                  Auditing ...........................................        36,707         30,448
                  Legal ..............................................         1,049          6,858
                  Reports to shareholders ............................         6,050         21,248
                  Amortization of organization expense ...............         1,756          8,388
                  Other ..............................................         8,453          7,625
                                                                         -----------    -----------
                  Total expenses before expense reductions ...........       572,779      1,081,030
                  Expense reductions .................................       (42,073)       (86,875)
                                                                         -----------    -----------
                  Expenses, net ......................................       530,706        994,155
                  ---------------------------------------------------------------------------------
                  Net investment income ..............................     2,869,555      5,457,882
                  ---------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments ..........       578,402       (139,113)
                  Net unrealized appreciation (depreciation) on
                  investments during the period.......................    (2,118,666)     1,558,802
                  ---------------------------------------------------------------------------------
                  Net gain (loss) on investments .....................    (1,540,264)     1,419,689
                  ---------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from   $ 1,329,291    $ 6,877,571
                  operations
                  ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Limited Term Tax Free Fund

                                             Statements of Changes in Net Assets




                                                                        Seven Months
                                                                           Ended
                                                                        May 31, 1999          Years Ended October 31,
Increase (Decrease) in Net Assets                                         (Note E)            1998               1997
------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income .............................   $   2,869,555    $   5,457,882    $   5,201,534
                  Net realized gain (loss) on investments ...........         578,402         (139,113)          75,394
                  Net unrealized appreciation (depreciation) on
                  investments during the period......................      (2,118,666)       1,558,802        1,386,314
                                                                        -------------    -------------    -------------
                  Net increase (decrease) in net assets resulting
                  from operations....................................       1,329,291        6,877,571        6,663,242
                                                                        -------------    -------------    -------------
                  Distributions to shareholders from:
                  Net investment income .............................      (2,869,555)      (5,457,882)      (5,201,534)
                                                                        -------------    -------------    -------------
                  Net realized gains ................................            --            (57,180)        (205,773)
                                                                        -------------    -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold .........................      20,000,539       68,479,028       46,364,831
                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions .....................       1,255,955        2,328,280        2,206,361

                  Cost of shares redeemed ...........................     (41,586,645)     (59,872,051)     (56,611,187)
                                                                        -------------    -------------    -------------
                  Net increase (decrease) in net assets from Fund
                  share transactions.................................     (20,330,151)      10,935,257       (8,039,995)
                                                                        -------------    -------------    -------------
                  Increase (decrease) in net assets .................     (21,870,415)      12,297,766       (6,784,060)
                  Net assets at beginning of period .................     129,174,137      116,876,371      123,660,431
                                                                        -------------    -------------    -------------
                  Net assets at end of period .......................   $ 107,303,722    $ 129,174,137    $ 116,876,371
                                                                        -------------    -------------    -------------

Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .........      10,536,316        9,639,451       10,318,550
                                                                        -------------    -------------    -------------
                  Shares sold .......................................       1,638,556        5,627,934        3,856,337
                  Shares issued to shareholders in reinvestment of
                  distributions .....................................         102,879          191,473          183,612
                  Shares redeemed ...................................      (3,406,835)      (4,922,542)      (4,719,048)
                                                                        -------------    -------------    -------------
                  Net increase (decrease) in Fund shares ............      (1,665,400)         896,865         (679,099)
                                                                        -------------    -------------    -------------
                  Shares outstanding at end of period ...............       8,870,916       10,536,316        9,639,451
                                                                        -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder Limited Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                     For the Period
                                                                                                      February 15,
                                                                                                          1994
                                                                                                      (commencement
                                              Seven Months                                            of operations)
                                             Ended May 31,          Years Ended October 31,           to October 31,
                                             1999 (Note E)      1998       1997      1996       1995       1994
------------------------------------------------------------------------------------------------------------------------------

                                             ---------------------------------------------------------------------------------
Net asset value, beginning of period .....   $    12.26   $    12.12 $    11.98 $    12.01 $    11.67 $   12.00
                                             ---------------------------------------------------------------------------------
Income from investment operations:
Net investment income ....................          .29          .50        .52        .53        .56       .38
Net realized and unrealized gain (loss) on
  investments.............................         (.16)         .15        .16       (.02)       .34      (.33)
                                             ---------------------------------------------------------------------------------
Total from investment operations .........          .13          .65        .68        .51        .90       .05
                                             ---------------------------------------------------------------------------------
Less distributions from:
Net investment income ....................         (.29)        (.50)      (.52)      (.53)      (.56)     (.38)
Net realized gain on investment
  transactions............................           --         (.01)      (.02)      (.01)        --        --
                                             ---------------------------------------------------------------------------------
Total distributions ......................         (.29)        (.51)      (.54)      (.54)      (.56)     (.38)
                                             ---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------
Net asset value, end of period ...........   $    12.10   $    12.26 $    12.12 $    11.98 $    12.01 $   11.67
                                             ---------------------------------------------------------------------------------

Total Return (%) (a) .....................         1.05**       5.37       5.89       4.33       7.94       .44**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...          107          129        117        124        122        68
Ratio of operating expenses, net to
  average daily net assets (%)............          .75*         .75        .75        .63        .23   --
Ratio of operating expenses before expense
  reductions, to average daily net assets %         .81*         .82        .83        .82        .85      1.29*

Ratio of net investment income to average          4.06*        4.12       4.32       4.46       4.78      4.84*
  daily net assets (%)
Portfolio turnover rate (%) ..............          5.6*        23.2       17.8       37.7       37.5      36.3*

(a) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                    17 - Scudder Limited Term Tax Free Fund

                         Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Limited Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently two series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization were deferred and amortized on a straight-line basis over a five-year period.

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.


                    18 - Scudder Limited Term Tax Free Fund

                      B. Purchases and Sales of Securities

During the seven months ended May 31, 1999, purchases and sales of investments (excluding short-term) aggregated $3,879,238 and $23,351,023, respectively. For the year ended October 31, 1998, purchases and sales of investments (excluding short-term) aggregated $45,151,971 and $28,658,201, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60%, computed and accrued daily and payable monthly. The Adviser agreed to maintain the Fund's expenses at 0.75% of average daily net assets until September 30, 1999. For the seven months ended May 31, 1999, the Adviser did not impose a portion of its fee amounting to $42,073 and the amount imposed aggregated $382,490. For the year ended October 31, 1998, the Adviser did not impose a portion of its fee amounting to $86,875 and the amount imposed aggregated $707,892.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the seven months ended May 31, 1999, the amount charged to the Fund by SSC aggregated $24,095 of which $3,300 was unpaid at May 31, 1999. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $44,864.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the seven months ended May 31, 1999, the amount charged to the Fund by SFAC aggregated $18,697 of which $3,000 was unpaid at May 31, 1999. For the year ended October 31, 1998, the amount charged to the Fund aggregated $40,937.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the seven months ended May 31, 1999 and the year ended October 31, 1998, Trustees' fees and expenses charged to the Fund aggregated $20,187 and $43,170, respectively.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               E. Year End Change

On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from October 31 to May 31.


                     19 - Scudder Limited Term Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder Tax Free Trust and to the Shareholders of Scudder Limited Term Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Limited Term Tax Free Fund (the "Fund") at May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
July 1, 1999


                    20 - Scudder Limited Term Tax Free Fund

                                 Tax Information

Of the dividends paid by the Scudder Limited Term Tax Free Fund from net investment income for the seven months ended May 31, 1999, 100% are designated as exempt interest dividends for federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $465,000 as capital gain dividends for the seven months ended May 31, 1999.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call 1-800-SCUDDER.




                     21 - Scudder Limited Term Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Limited Term Tax Free Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                 Number of Votes:
                                 ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         6,691,698           166,817           122,716              0


2. To approve the revision of the Fund's fundamental lending policy.

                                 Number of Votes:
                                 ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         6,205,299           198,897           256,126           320,909





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                    22 - Scudder Limited Term Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.







                    23 - Scudder Limited Term Tax Free Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Ashton P. Goodfield*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary




                        *Scudder Kemper Investments, Inc.


                    24 - Scudder Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     25 - Scudder Limited Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     26 - Scudder Limited Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     27 - Scudder Limited Term Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER